Exhibit 3.109

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky CI$50.00 08-Jun-2017

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 323714 On 08-Jun-2017 Assistant Registrar Auth Code: H10290318900 www.verify.gov.ky